File Nos. 33-4382 & 811-4626

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

THE CASCADES TRUST
(Exact Name of Registrant as Specified in Charter)

380 Madison Avenue, Suite 2300
New York, New York 10017
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant’s Telephone Number)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

Aquila Group of Funds

Tax-Free Trust of Oregon

Important Proxy
News

PLEASE SUBMIT YOUR VOTING INSTRUCTIONS TODAY!

Dear Shareholder:

Recently, we distributed proxy materials regarding the Annual and Special Meetings of Shareholders scheduled for April 13, 2011 at 2:00 p.m. and 3:00 p.m. Eastern Daylight Time respectively.  To date, our records indicate that we have not received your voting instructions.

After careful consideration, the Board of Trustees recommends that shareholders vote "FOR" all proposals at both meetings.  Your vote is important no matter how many shares you own.  We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

If you should have any questions regarding the proposals, or require duplicate proxy materials, please contact Computershare Fund Services at 1-877-225-6920.  Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time.

For your convenience, please utilize any of the following methods to submit your voting instructions:

1. By Internet.

Follow the simple instructions on your voting instruction form.

2. By Touch-Tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.

3. By Mail.

Simply execute and return the enclosed proxy card in the envelope provided. However, please try to utilize one of the two options above to register your voting instructions, so they may be received in time for the meeting.

If you have already submitted voting instructions by utilizing one of these methods, then you do not need to take any action.

WE NEED YOUR HELP.  PLEASE SUBMIT YOUR VOTING INSTRUCTIONS TODAY!

R1OBO22271

Aquila Group of Funds

Tax-Free Trust of Oregon

Important Proxy
News

PLEASE SUBMIT YOUR VOTING INSTRUCTIONS TODAY!

Dear Shareholder:

Recently, we distributed proxy materials regarding the Annual and Special Meetings of Shareholders scheduled for April 13, 2011 at 2:00 p.m. and 3:00 p.m. Eastern Daylight Time respectively.  To date, our records indicate that we have not received your voting instructions.

After careful consideration, the Board of Trustees recommends that shareholders vote "FOR" all proposals at both meetings.  Your vote is important no matter how many shares you own.  We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

If you should have any questions regarding the proposals, or require duplicate proxy materials, please contact Computershare Fund Services at 1-877-225-6920.  Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time.

For your convenience, please utilize any of the following methods to submit your voting instructions:

1. By Internet.

Follow the simple instructions on your voting instruction form.

2. By Touch-Tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.

3. By Mail.

Simply execute and return the enclosed proxy card in the envelope provided. However, please try to utilize one of the two options above to register your voting instructions, so they may be received in time for the meeting.

4. By Live Representative.

Please call Computershare Fund Services toll-free at 1-877-225-6920.  Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time.

If you have already submitted voting instructions by utilizing one of these methods, then you do not need to take any action.

WE NEED YOUR HELP.  PLEASE SUBMIT YOUR VOTING INSTRUCTIONS TODAY!

R1REGNOBO22271